UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

 ☐  Preliminary Proxy Statement

  ☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

  ☐  Definitive Proxy Statement

  ☒  Definitive Additional Materials

  ☐  Soliciting Material under §240.14a-12

LEONABIO, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LEONABIO, INC. 18706 NORTH CREEK PARKWAY, SUITE 104 BOTHELL, WA 98011 V97036-P52732 You invested in LeonaBio, Inc. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 22, 2026. Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 8, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Your Vote Counts! LEONABIO, INC. 2026 Annual Meeting Vote by June 21, 2026 11:59 PM ET For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* June 22, 2026 8:00 AM PT Virtually at: www.virtualshareholdermeeting.com/LONA2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Class III Directors Nominees: 01) Kelly A. Romano 02) James A. Johnson 03) Natalie Holles For All 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026. For 3. To approve, on an advisory basis, the compensation of our named executive officers. For 4. To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of our named executive officers. 3 Years Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V97037-P52732